UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 28, 2015

SABLE NATURAL RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1850
Dallas, Texas 75251
(Address of principal executive office)

972-770-4700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03(a)	Bankruptcy or Receivership.
Sable Operating Company, a wholly owned subsidiary of Sable Natural Resources Corporation, filed a petition under Chapter 11 of the United States Bankruptcy Code on Friday, August 28, 2015 in the Bankruptcy Court for the Northern District of Texas. The case has been assigned to Judge Stacey Jernigan, case number 15-33460-sgj11.
The company attributes the filing to default of $11.325 million under 13% senior secured notes with a maturity date of October 2017, and receipt of notice on Aug. 6 of acceleration and foreclosure sale on Sept. 1, 2015 from the holders of the 13% secured notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2015	NYTEX ENERGY HOLDINGS, INC. /s/ Michael K. Galvis
Michael K. Galvis, Chief Executive Officer